UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121

(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2018, PriceSmart, Inc. (“PriceSmart” or the “Corporation”) issued a press release regarding the results of operations for the fourth quarter and fiscal year of 2017. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)  On October 24, 2018, PriceSmart’s Chief Executive Officer and President, Jose Luis Laparte, submitted his resignation effective November 16, 2018, which the Board of Directors accepted on the same day.  The terms related to Mr. Laparte’s resignation from PriceSmart are being finalized and will be disclosed by the Corporation when available in a subsequent filing.

Robert E. Price, Company Founder and our Chairman, will serve as Executive Chairman and Sherry S. Bahrambeygui, a member of our Board of Directors, will serve as Interim Chief Executive Officer while the Company conducts a search for a Chief Executive Officer.

Ms. Bahrambeygui, age 54, has served as a member of the Corporation’s Board of Directors since November 2011 and has served as a Senior Executive and Managing Member of The Price Group, LLC since 2006.  Ms. Bahrambeygui has played a key role in many significant strategic matters on behalf of the Corporation.  Ms. Bahrambeygui serves as Executive Vice President, Secretary and Vice Chairman of the Board of Price Charities, and has been the Chief Executive Officer of PS Ivanhoe, LLC, a commercial real estate investment company.  Ms. Bahrambeygui was a licensed stockbroker and a founding partner of the law firm of Hosey & Bahrambeygui, LLP. She has practiced law with an emphasis in international business and corporate matters and also in the areas of employment and compensation.  Ms. Bahrambeygui had provided consultation and legal representation to the Corporation from time-to-time between 2001 and 2008.  Ms. Bahrambeygui will remain on the Board but will no longer serve on the Board’s Compensation and Nominating/Corporate Governance Committees while serving as Interim Chief Executive Officer.  Terms relating to Ms. Bahrambeygui’s engagement as Interim Chief Executive Officer are being finalized and will be disclosed by the Corporation when available by amendment to this Current Report on Form 8-K.

For additional information regarding Mr. Laparte, Mr. Price or Ms. Bahrambeygui, see the registrant’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018 and Proxy Statement dated December 14, 2017.

Item 9.01. Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated October 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	/S/ MAARTEN O. JAGER
Maarten O. Jager
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated October 25, 2018.